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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 25, 2003






                                PDV AMERICA, INC.
             (Exact name of registrant as specified in its charter)





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
           DELAWARE                          001-12138                  51-0297556
(State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer
incorporation or organization)                                      Identification No.)
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         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)





                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 25, 2003, the Board of Directors of PDV America, Inc. ("PDV America"), pursuant to its powers, selected KPMG LLP ("KPMG") as the independent accountant of PDV America, effective immediately, and dismissed Deloitte & Touche LLP ("D&T") as its independent accountant. KPMG is the current independent accountant for Petroleos de Venezuela, S.A., PDV America's ultimate parent.

D&T's report on the consolidated financial statements of PDV America for the years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with D&T's audits of PDV America's consolidated financial statements for the years ended December 31, 2001 and 2002 and through June 25, 2003, the date of cessation of the PDV America and D&T audit relationship, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference thereto in their report on PDV America's consolidated financial statements. Further, no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission, occurred during the years ended December 31, 2001 and 2002 or during the subsequent interim period through June 25, 2003.

PDV America requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 7, 2003, is filed as Exhibit 16 to this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         16 Deloitte & Touche LLP letter to the Securities and Exchange Commission regarding agreement with statements made by the registrant under Item 4 of this Form 8-K/A.

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PDV AMERICA, INC.


Date:  July 7, 2003                                /s/ PAUL LARGESS
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                                                     Paul Largess
                                          Treasurer and Chief Accounting Officer

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                                  EXHIBIT INDEX


Exhibit
Number     Description of Exhibit
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  16       Letter from Deloitte & Touche LLP to the Securities and Exchange
           Commission regarding agreement with statements made by the registrant under Item 4 of this Form 8-K/A.